================================================================================
                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO. )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              BancFirst Ohio Corp.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                                     [LOGO]

                              BANCFIRST OHIO CORP.
                                 422 MAIN STREET
                             ZANESVILLE, OHIO 43701

To our Stockholders:                                             March 15, 2001

         I am pleased to invite you to attend the annual meeting of shareholders of BancFirst Ohio Corp. to be held on Thursday, April 19, 2001, at 10:00 a.m. at The First National Bank of Zanesville Technology and Training Center, 113 North Fifth Street, Zanesville, Ohio.

         Details regarding the business to be conducted at the meeting are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

         Your vote is important. Whether or not you plan to attend the annual meeting, I hope that you will vote as soon as possible. Voting by written proxy will ensure your representation at the annual meeting if you do not attend in person.

         Thank you for your ongoing support of and continued interest in BancFirst Ohio Corp.

                                               Sincerely,



                                               William F. Randles
                                               Chairman of the Board
                                               BancFirst Ohio Corp.

                       2001 ANNUAL MEETING OF SHAREHOLDERS

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                                TABLE OF CONTENTS

Notice of Annual Meeting of Shareholders..........................................................................1
         Q: Why am I receiving these materials?...................................................................2

         Q: What information is contained in these materials?.....................................................2

         Q: What proposals will be voted on at the meeting?.......................................................2

         Q:What shares owned by me can be voted?..................................................................2

         Q: What is the difference between holding shares as a shareholder of record and as a beneficial owner?..............................................................................................2

              Shareholder of Record...............................................................................2

              Beneficial Owner....................................................................................2

         Q:How can I vote my shares in person at the meeting?.....................................................2

         Q: How can I vote my shares without attending the meeting?...............................................3

         Q: Can I change my vote?.................................................................................3

         Q: How are votes counted?................................................................................3

         Q: What is the voting requirement to approve each of the proposals?......................................3

         Q: What does it mean if I receive more than one proxy or voting instruction card?........................3

         Q:  Where can I find the voting results of the meeting?..................................................3

BANCFIRST SUBSIDIARIES............................................................................................4
         What are the primary subsidiaries of BancFirst?..........................................................4

         Who serves as Directors for the BancFirst subsidiaries?..................................................4

STOCK OWNERSHIP...................................................................................................5
         Who are the largest owners of BancFirst's stock?.........................................................5

         How much stock do BancFirst's directors and executive officers own?......................................5

              Section 16(a) Beneficial Ownership Reporting Compliance.............................................7

BOARD STRUCTURE AND COMPENSATION..................................................................................7
              The Audit Committee.................................................................................7

              Compensation Committee..............................................................................8

              Strategic Planning Committee........................................................................8

DIRECTOR COMPENSATION ARRANGEMENTS................................................................................8
PROPOSAL NO. 1 ELECTION OF DIRECTORS..............................................................................9
PROPOSAL NO. 2 RATIFICATION OF INDEPENDENT ACCOUNTANTS...........................................................11
EXECUTIVE OFFICERS...............................................................................................12
EXECUTIVE COMPENSATION...........................................................................................14
              Summary Compensation Table.........................................................................14

              Option Grants in Last Fiscal Year..................................................................15

              Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values..................16

REPORT OF THE COMPENSATION COMMITTEE.............................................................................16

              Compensation Philosophy............................................................................16

              Compensation Vehicles..............................................................................17

              Chief Executive Officer Compensation...............................................................18

              Compensation Committee Interlocks and Insider Participation........................................19

REPORT OF THE AUDIT COMMITTEE....................................................................................20
STOCK PERFORMANCE GRAPH..........................................................................................21
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...................................................................22
ADDITIONAL QUESTIONS AND INFORMATION REGARDING...................................................................22
THE ANNUAL MEETING AND SHAREHOLDER PROPOSALS.....................................................................22
         Q:    What happens if additional proposals are presented at the meeting?................................22

         Q:   What class of shares are entitled to be voted?.....................................................22

         Q:   What is the quorum requirement for the meeting?....................................................22

         Q:   Who will count the vote?...........................................................................22

         Q:   Is my vote confidential?...........................................................................22

         Q:   Who will bear the cost of soliciting votes for the meeting?........................................22

         Q:   May I propose actions for consideration at next year's annual meeting of shareholders or nominate  individuals to serve as directors?.......................................................23

APPENDIX A  BANCFIRST OHIO CORP. AUDIT COMMITTEE CHARTER.........................................................24

                              BANCFIRST OHIO CORP.

                                 422 MAIN STREET
                             ZANESVILLE, OHIO 43701
                                 (740) 452-8444

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME                                                    10:00 a.m. on Thursday, April 19, 2001

PLACE                                                   The First  National Bank of Zanesville Technology
                                                        and Training Center
                                                        113 North Fifth Street
                                                        Zanesville, Ohio

ITEMS OF BUSINESS                                       (1)  To elect directors
                                                        (2)  To ratify the appointment of independent
                                                             accountants
                                                        (3)  To consider such other  business as may
                                                             properly come before the meeting

RECORD                                                  DATE You are entitled to vote if you were a shareholder
                                                        at the close of business on Thursday, March 1, 2001.

VOTING BY PROXY                                         Please submit the proxy as soon as possible so that
                                                        your shares can be voted at the meeting in
                                                        accordance with your instructions.  For specific
                                                        instructions, please refer to the Questions and
                                                        Answers beginning on page 2 of this proxy statement
                                                        and the instructions on the proxy card.


                                                        By Order of the Board of Directors



                                                        William F. Randles
                                                        Chairman of the Board


    This proxy statement and accompanying proxy card are being distributed on or about March 16, 2001.

Q: WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors of BancFirst Ohio Corp. is providing these proxy materials for you in connection with its annual meeting of shareholders which will take place on April 19, 2001. You are invited to attend the meeting and are requested to vote on the proposals described in this proxy statement.

Q: WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Our 2000 Summary Annual Report, and our 2000 Annual Report to Shareholders and Form 10-K for the Year Ended December 31, 2000, are also enclosed.

Q: WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

A:  There are two proposals scheduled to be voted on at the meeting:

    -   The election of directors
    -   The ratification of independent accountants

Q:  WHAT SHARES OWNED BY ME CAN BE VOTED?

A: All shares owned by you as of March 1, 2001, the record date, may be voted by you. These shares include those (1) held directly in your name as a shareholder of record and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Many of our shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

    SHAREHOLDER OF RECORD

    If your shares are registered directly in your name with our Transfer Agent, Mellon Investor Services LLC, you are considered, with respect to those shares, the shareholder of record and these proxy materials are being sent directly to you by BancFirst. As a shareholder of record, you have the right to grant your voting proxy directly to BancFirst or to vote in person at the meeting. We have enclosed a proxy card for your use.

    BENEFICIAL OWNER

    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in street name and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for your use.

Q:  HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A: Shares held directly in your name as the shareholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

    EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU ALSO SUBMIT YOUR PROXY AS DESCRIBED BELOW SO THAT YOUR VOTE WILL BE COUNTED IF YOU LATER DECIDE NOT TO ATTEND THE MEETING.

Q: HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A: Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. Please refer to the instructions included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

    You may vote by mail by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in "HOW ARE VOTES COUNTED?".

Q: CAN I CHANGE MY VOTE?

A: You may change your proxy instructions at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q: HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For the other proposals, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST." If you sign your proxy card or broker instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

Q: WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: In the election of directors, the three individuals receiving the highest number of "FOR" votes will be elected. All other proposals require the affirmative "FOR" vote of a majority of those shares present, in person or by proxy, and entitled to vote. If you are the beneficial owner and do not provide the shareholder of record with voting instructions, your shares may constitute broker non-votes, as described in "WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?" on page 22. In tabulating the voting results for any particular proposal, shares which constitute broker non-votes are not considered entitled to vote.

    Upon request, holders of common stock are entitled to cumulative voting in the election of directors of BancFirst. When your shares are voted cumulatively, you multiply the number of your shares by the number of directors to be elected. You may give any one or more of the nominees any portion of your total votes.

Q:  WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION
    CARD?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:  WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of 2001.

   Additional Q&A information regarding the annual meeting and shareholder proposals may be found on pages 22 and 23 below.

                             BANCFIRST SUBSIDIARIES

WHAT ARE THE PRIMARY SUBSIDIARIES OF BANCFIRST?

         BancFirst's banking subsidiary is The First National Bank of Zanesville ("First National"). In May 1998, the Bellbrook Community Bank ("Bellbrook") and County Savings Bank ("County") were merged under the national bank charter of First National. The bank operates as First National Bank in Muskingum County, Ohio and as Bank First National, a division of The First National Bank of Zanesville, in all other areas. It has 10 full service banking offices in Muskingum County, 6 in Licking County, 5 in Franklin County and 6 banking locations in the Dayton area. The bank also has business lending centers in Columbus, Cleveland and Cincinnati, Ohio; Detroit, Michigan; Louisville, Kentucky; and Indianapolis, Indiana. BancFirst offers complete trust services through First Financial Services Group, N.A., a subsidiary of First National, and financial planning services through Chornyak & Associates, Inc., also a subsidiary of First National. BancFirst also sells title insurance through its 90% owned subsidiary, Bankers Title Services, Inc., which was formed in July 2000.

WHO SERVES AS DIRECTORS FOR THE BANCFIRST SUBSIDIARIES?

         Set forth below is information regarding the members of the Board of Directors of each subsidiary of BancFirst:


THE FIRST NATIONAL BANK OF ZANESVILLE
-------------------------------------

WILLIAM F. RANDLES, Chairman of the Board,
Area Manager, Time Warner Communications
EDWARD N. COHN, Executive Vice President and Chief Operating Officer of The First National Bank of
Zanesville
FRANK J. DOSCH, CLU, CHFC, District Agent, Northwestern Mutual Life, President, The Forker Company
GARY N. FIELDS, President and CEO, BancFirst Ohio Corp.
SUSAN S. HENDERSON, Associate Professor, Muskingum Area Technical College
MILMAN H. LINN, III, (1)
President and General Manager, Zanesville Stoneware Company
JAMES M. MATESICH, CEO - Operations and Administration, Matesich Distributing Co.
JAMES L. NICHOLS, Treasurer, The Ohio State University
JAMES H. NICHOLSON, President and CEO of The First National Bank of Zanesville
JUDITH B. PIERCE, Retired Regional Manager,
Adelphia Communications Corp.
KARL C. SAUNDERS, M.D., MBA, F.A.C.S., President and CEO of Saunix Management, Ltd., Orthopaedic
Surgeon, Orthopaedic Associates of Zanesville, Inc.
WILLIAM T. STEWART, PHD, PE, President, Stewart Glapat Corp.
JOHN W. STRAKER, JR., President, Oxford Oil Company
WARREN W. TYLER, President, Warmarr Capital, Incorporated
LYNN H. WILLETT, PHD, President, Muskingum Area Technical College'


DIRECTORS EMERITI
-----------------

Charles A. Gorsuch
Richard O. Johnson
Milman H. Linn, III
J.W. Straker, Sr.

(1) Retired from all board positions effective January 1, 2001.

FIRST FINANCIAL SERVICES GROUP, N.A.
------------------------------------
(Subsidiary of The First National Bank of Zanesville)

MILMAN H. LINN, III, (1), Chairman of the Board,
President and General Manager, Zanesville Stoneware Company
ROBERT M. BUTLER, President and CEO, First Financial Services Group, N.A.
FRANK J. DOSCH, CLU, CHFC, District Agent, Northwestern Mutual Life, President, The Forker Company
SUSAN S. HENDERSON, Associate Professor, Muskingum Area Technical College
JAMES M. MATESICH, CEO - Operations and Administration, Matesich Distributing Co.
JAMES H. NICHOLSON, President and CEO, The First National Bank of Zanesville
LYNN H. WILLETT, PHD, President, Muskingum Area Technical College

CHORNYAK & ASSOCIATES, INC.
---------------------------
(Subsidiary of The First National Bank of Zanesville)

JOSEPH A. CHORNYAK, CFP, President,
Chornyak & Associates, Inc.
GARY N. FIELDS, President and CEO,
BancFirst Ohio Corp.
JAMES L. NICHOLS, Treasurer, The Ohio
State University
JAMES H. NICHOLSON, President and CEO,
The First National Bank of Zanesville
JOHN W. STRAKER, JR., President, Oxford
Oil Company

BANKERS TITLE SERVICES, INC.
----------------------------
(Subsidiary of BancFirst Ohio Corp.)

EDWARD N. COHN, Executive Vice President and Chief Operating Officer of The First National Bank of
Zanesville
GARY L. MCGLAUGHLIN, Senior Credit Officer of The First Natinal Bank of Zanesville
PHILIP E. BURKE, Director and Consultant, Burke Products, Inc.
DAVID K. CONRAD, Attorney, Bricker & Eckler LLP
JANINE M. MARKS, General Counsel and Senior Vice President of The First National Bank of Zanesville
DAVID J. MARTIN, President, Stewart Title Agency of Columbus Ltd.

                                 STOCK OWNERSHIP

WHO ARE THE LARGEST OWNERS OF BANCFIRST'S STOCK?

         The following table shows the amount of BancFirst common stock beneficially owned by any person or group (other than directors and executive officers of BancFirst) that is the beneficial owner of more than 5% of BancFirst's common stock as of March 1, 2001.

---------------------------------------------------------------------------------------------------------------------
                                                         AGGREGATE NUMBER                       PERCENT OF
                                                             OF SHARES                            SHARES
                 NAME AND ADDRESS                       BENEFICIALLY OWNED                   OUTSTANDING (1)
                 ----------------                       ------------------                   ---------------

First Financial Services Group N.A.,                       1,005,367(2)                           11.43%
   Trustee
    422 South Main Street
    Zanesville, OH  43702-2668

J.W. Straker, Sr.                                            540,281                               6.14%
    4120 Harbor Oaks Court
    Bonita Springs, FL 34134
---------------------------------------------------------------------------------------------------------------------

(1) Percentages based upon 8,795,452 shares of Common Stock outstanding.

(2) Of these shares, First Financial Services Group, N.A. ("FFSG") has no investment power in 309,622 shares and sole voting power in 208,735 shares.



HOW MUCH STOCK DO BANCFIRST'S DIRECTORS AND EXECUTIVE OFFICERS OWN?

         The following table shows the amount of common stock of BancFirst beneficially owned (unless otherwise indicated) by BancFirst's directors, the executive officers of BancFirst named in the Summary Compensation Table below and the directors and executive officers of BancFirst as a group. Except as otherwise indicated, all information is as of March 1, 2001.

         The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of April 30, 2001 (60 days after the record date of March 1, 2001) through the exercise of stock options or other rights. Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his spouse) with respect to the shares set forth in the following table. In the table below, we have indicated that an individual owns shares directly if such shares are held in his or her name, in the name of a spouse or in the name of a child.

-----------------------------------------------------------------------------------------------------------------------
                         NAME                                         AMOUNT AND                      PERCENT OF
                                                                       NATURE OF                        SHARES
                                                               BENEFICIAL OWNERSHIP (1)             OUTSTANDING (2)
                                                               ------------------------             ---------------
Philip E. Burke.....................................              19,732      Direct                       *

Gary N. Fields......................................              10,815      Direct                       *
                                                                  12,560      Indirect (3)
                                                                  14,429      Vested Options

James L. Nichols....................................              16,192      Direct                       *

James H. Nicholson..................................               3,935      Direct                       *
                                                                  16,477      Indirect (3)
                                                                  13,960      Vested Options

William F. Randles..................................              26,361      Direct                       *
                                                                   3,748      Indirect (3)

Karl C. Saunders....................................              23,213      Direct                       *
                                                                   3,381      Indirect (3)

William T. Stewart..................................              28,791      Direct                       *
                                                                   8,304      Indirect (3)

John W. Straker, Jr.................................              22,124      Direct                     5.69%
                                                                 478,019      Indirect (4)

Edward N. Cohn......................................               4,552      Direct                       *
                                                                  22,979      Indirect (3)
                                                                  10,448      Vested Options

Kim M. Taylor.......................................               7,396      Direct                       *
                                                                   7,785      Indirect (3)
                                                                   4,393      Vested Options

Gary L. McGlaughlin.................................               2,706      Direct                       *
                                                                  15,800      Indirect (3)
                                                                   3,659      Vested Options

All current directors and executive officers as a                168,622      Direct                     9.03%
   group (16) persons...............................             569,950      Indirect
                                                                  55,715      Vested Options

-----------------------------------------------------------------------------------------------------------------------

* Represents less than 1% of the Company's outstanding common stock.

(1) "Vested Options" are stock options which may be exercised as of April 30, 2001.
(2) Percentages are based upon 8,795,452 shares of common stock outstanding on March 1, 2001.
(3) Of these shares 98,207 are held of record by FFSG.
(4) Of these shares, 2,016 are held of record by FFSG and 476,003 are held in the name of Oxford Oil Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of our stock. BancFirst believes that during fiscal 2000, its officers, directors and 10% shareholders complied with all
Section 16(a) filing requirements, except one late report was filed by a Director of The First National Bank of Zanesville (Mr. James M. Matesich, one transaction for purchase of 2500 shares (indirect) of BancFirst Ohio Corp. common stock. In making this statement, BancFirst has relied upon the written representations of its directors and officers.

                        BOARD STRUCTURE AND COMPENSATION

         Our Board currently has nine directors and the following 3 committees:
(1) Audit, (2) Compensation, (3) Strategic Planning. The membership during fiscal 2000 and the function of each committee are described below. During 2000, the Board held 13 meetings. Each director attended at least 75% of all Board and applicable committee meetings.

         -----------------------------------------------------------------------------------------------------
                                                                                              STRATEGIC
         NAME OF DIRECTOR                           AUDIT             COMPENSATION             PLANNING
         ----------------                           -----             ------------            ---------

         Non-Employee Directors:
         Philip E. Burke....................          X
         James L. Nichols...................          X                     X
         William F. Randles.................                                                      X
         Karl C. Saunders ..................          *                     X                     X
         William T. Stewart.................                                                      X
         John W. Straker, Jr................          X                     *                     X

         Employee Directors:
         Gary N. Fields.....................                                                      X
         James H. Nicholson.................

         Number of Meetings in Fiscal 2000..          12                    1                     3
         -----------------------------------------------------------------------------------------------------
X = Committee member; * = Chair

THE AUDIT COMMITTEE

         The Audit Committee reviews our auditing, accounting, financial reporting and internal control functions and makes recommendations to the Board for the selection of independent accountants. In discharging its duties, the committee:

         - reviews and approves the scope of the annual audit and the independent accountant's fees;

         - meets independently with our internal auditing staff, our independent accountants and our senior management; and

         - reviews the general scope of our accounting, financial reporting, annual audit and internal audit program, matters relating to internal control systems as well as the results of the annual audit.

         Each member of the Audit committee is an "independent director," as defined in the rules of the NASDAQ Stock Market. The Audit Committee operates pursuant to a written charter, a copy of which is attached as Appendix A to this proxy statement.

COMPENSATION COMMITTEE

         The Compensation Committee is responsible for making recommendations to the Board regarding salaries and bonuses to be paid to executive officers.

STRATEGIC PLANNING COMMITTEE

         The Strategic Planning Committee is responsible for reviewing BancFirst's long-term strategic planning activities and making recommendations and reports to the Board. The Committee oversees merger and acquisition activities in accordance with corporate policy, reviews preliminary analyses and makes recommendations to the Board.

                       DIRECTOR COMPENSATION ARRANGEMENTS

         The following table provides information on BancFirst's compensation and reimbursement practices during 2000 for non-employee directors as well as the range of compensation paid to non-employee directors who served the entire year. Gary N. Fields and James H. Nicholson are employees and therefore do not receive any compensation for their Board activities. We have included information with respect to compensation practices of our subsidiary as well.

                               COMPENSATION TABLE
                                    FOR 2000

-------------------------------------------------------------------------------------- ------------------------------
Annual Director Retainer (BancFirst)                                                                    $6,000
Annual Director Retainer (First National)                                                               $6,000

Annual Retainer for Chairman (BancFirst)                                                               $20,000
Annual Retainer for Chairman (First National)                                                           $5,500

Board Meeting Attendance Fees (per meeting) (BancFirst)                                                   $275
Board Meeting Attendance Fees (per meeting) (First National)                                              $550

Committee Meeting Attendance Fees (per meeting) (BancFirst)                                           $275 (1)
Committee Meeting Attendance Fees (per meeting) (First National)                                          $275

Reimbursement for Certain Expenses Attendant to Board Membership                                           Yes

Range of Total Cash Compensation Paid to BancFirst Directors (for the year)                   $8,508 - $29,266

-------------------------------------------------------------------------------------- ------------------------------
----------------
(1) Directors receive no compensation for meetings of the Compensation Committee.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The Board of Directors is currently divided into three classes, having three-year terms that expire in successive years. The Company's Articles of Incorporation provide for a Board of Directors composed of not less than seven nor more than fifteen Directors. The Board of Directors has fixed the number of Directors at nine. There is currently one vacant position on the Board. Your Board of Directors intends to evaluate candidates to fill such vacancy during 2001. If, however, the Board does not identify a qualified candidate to fill such vacancy during 2001 or otherwise determines that such vacancy should not be filled, then at next year's annual meeting, the Board will seek your approval to amend the Articles of Incorporation to reduce director classification to two classes in accordance with Ohio law.

         The current three-year term of office of Directors in Class II expires at the 2001 Annual Meeting. The Board of Directors proposes that the nominees described below, all of whom are currently serving as Class II Directors, be elected to Class II for a new term of three years and until their successors are duly elected and qualified.

         Each of the nominees has consented to serve a three-year term. If any of them should become unavailable to serve as a Director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE FOLLOWING NOMINEES.

                         DIRECTORS STANDING FOR ELECTION

CLASS II DIRECTORS:

PHILIP E. BURKE                Mr. Burke has served as a Director of BancFirst since 1996. He
Director since 1996            has served as a consultant and Director of Burke Products, Inc.
Age 63                         since 1998. Mr. Burke served as President and Chief Executive
                               Officer of Burke Products, Inc. from 1966 to 1998.

GARY N. FIELDS                 Mr. Fields has served as President and Chief Executive Officer of
Director since 1997            BancFirst since April 1996 and was appointed a Director of
Age 60                         BancFirst in September 1996.  Mr.  Fields also serves as a
                               Director of First National. He had served as Vice President of
                               BancFirst from February 1994 to April 1996. From September 1991 to February 1994, he was employed by Bank One, Columbus where he coordinated the merger of The Central Trust Company of Central Ohio into Bank One. From September 1986 to September 1991, he served as
                               President of The Central Trust Company of Central Ohio.

JAMES L. NICHOLS               Mr. Nichols has served as a Director of BancFirst since September
Director since 1997            1996 and also serves as a Director of First National. Mr.
Age 57                         Nichols has served as the Treasurer of The Ohio State University since 1981.

                         DIRECTORS CONTINUING IN OFFICE

CLASS III DIRECTORS:

         The following Class III Directors were previously elected for terms ending in 2002:

WILLIAM T. STEWART, PH.D., P.E.                    William T. Stewart was appointed a Director of BancFirst in
Director since 2000                                January 2000. He previously served on the Company Board from
Age 53                                             1991 to 1996. He has served as a Director of First National since 1991. Dr. Stewart is President and Chief Operating Officer
                                                   of Stewart Glapat Corp., first elected to that position in June
                                                   1985.

JOHN W. STRAKER, JR.                               Mr. Straker began serving as a Director of First  National and
Director since 1993                                BancFirst in 1993. Since 1984,  Mr. Straker has served as
Age 45                                             President of Oxford Oil Company.


CLASS I DIRECTORS:

         The following Class I Directors were elected at BancFirst's 2000 Annual Meeting for terms ending in 2003:

JAMES H. NICHOLSON                                 Mr. Nicholson has served as Vice President of BancFirst since
Director since 2000                                September 1996, Corporate Secretary since April 1991 and served
Age 38                                             as Treasurer from April 1991 to September 1996. He was appointed a Director of BancFirst in January 2000, Mr. Nicholson has served as
                                                   President and Chief Executive Officer and Director of First National
                                                   since February 1997. He served as Executive Vice President of First
                                                   National from May 1996 to January 1997 and Chief Operating Officer of
                                                   First National from August 1996 to January 1997. Mr. Nicholson served as
                                                   Chief Financial Officer of First National from April 1994 to September
                                                   1996, and served as Controller of First National from June 1990 to April
                                                   1994.

WILLIAM F. RANDLES                                 Mr. Randles has served as a Director of First National since 1984
Director since 1990                                and a Director of BancFirst since 1990. Since January 1996, Mr.
Age 68                                             Randles has served as Chairman of the Board of BancFirst and
                                                   First National. Since 1967, Mr. Randles has been General Manager of T.C.I. Cablevision of Ohio, Inc. which was acquired by Time
                                                   Warner Communications in March 1999. He now serves as Area
                                                   Manager.  He also serves as a Director of G-Pax, Inc.

KARL C. SAUNDERS, M.D., MBA, F.A.C.S.              Dr. Saunders has served as a Director of First National since
Director since 1990                                1989 and a Director of BancFirst since 1990. Dr. Saunders is
Age 50                                             President and CEO of Saunix Management, Ltd. and is also an
                                                   Orthopaedic Surgeon with Orthopaedic  Associates of Zanesville,
                                                   Inc.

                                 PROPOSAL NO. 2

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

         The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers, L.L.P. as BancFirst's independent accountants to audit BancFirst's consolidated financial statements for the year ended December 31, 2001. During 2000, PricewaterhouseCoopers, L.L.P., served as BancFirst's independent accountants and provided certain tax and consulting services. Representatives of PricewaterhouseCoopers, L.L.P. are expected to attend the meeting where they will be available to respond to questions and, if they desire, to make a statement.

         Audit Fees. The aggregate fees billed by PricewaterhouseCoopers, L.L.P. for professional services rendered for the audit of our annual financial statements for 2000 and the review of the financial statements in our Forms 10-Q was $122,000.

         All Other Fees. The aggregate fees billed by PricewaterhouseCoopers, L.L.P. for other non-audit services rendered to us for the year ended December 31, 2000 was $40,025.

         The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS, L.L.P. AS BANCFIRST'S INDEPENDENT ACCOUNTANTS FOR 2000. If the appointment is not ratified, our Board will select other independent accountants.

                               EXECUTIVE OFFICERS

         The following table provides information regarding each of BancFirst's executive officers. All officers are elected by the Board of Directors to serve one year terms.

NAME                                                      AGE                   POSITION
----                                                      ---                   --------

Gary N. Fields                                            60                    President, Chief Executive Officer
                                                                                and Director of BancFirst; Director
                                                                                of First National

James H. Nicholson                                        38                    Vice President and Secretary of
                                                                                BancFirst and Director of BancFirst;
                                                                                President, Chief Executive Officer
                                                                                and Director of First National

Edward N. Cohn (1)                                        42                    Vice President of BancFirst;
                                                                                Executive Vice President and Chief
                                                                                Operating Officer and Director of
                                                                                First National

Kim M. Taylor (2)                                         45                    Treasurer and Chief Financial
                                                                                Officer of BancFirst; Senior Vice
                                                                                President and Chief Financial
                                                                                Officer of First National

Robert M. Butler (3)                                      54                    Senior Vice President of First
                                                                                National; President and Chief
                                                                                Executive Officer of FFSG, NA

James B. Baemel (4)                                       37                    Senior Vice President of The First
                                                                                National Bank and Chief Commercial
                                                                                Lending Officer

Gary L. McGlaughlin (5)                                   51                    Senior Vice President of The First
                                                                                National

Thomas J. Selock (6)                                      48                    Senior Vice President of The First
                                                                                National

Dennis K. Miller (7)                                      53                    Senior Vice President of The First
                                                                                National

Susan M. Larson (8)                                       36                    Senior Vice President of The First
                                                                                National
---------------------

(1) Edward N. Cohn has served as Vice President of BancFirst since September 1996. He served as Executive Vice President, Chief Operating Officer, Columbus Divisional President and Director of First National since May 1998. Mr. Cohn served as Chairman of the Board of Directors and President of County from September 1993. Prior to September 1993, Mr. Cohn served as a Director and as President of the Licking and Franklin County Divisions for County.

(2) Kim M. Taylor has served as Chief Financial Officer/Treasurer of BancFirst since September 1996. He has served as Senior Vice President and Chief Financial Officer of First National since May 1998. Mr. Taylor served as Senior Vice President of County since 1993 and as Chief Financial Officer since September 1993. Prior to February 1993, Mr. Taylor served as Vice President of Finance/Treasurer of County.

(3) Robert M. Butler has served as Senior Vice President of First National since February 1995 and President of FFSG, NA since July 1996. From August 1993 to February 1995, Mr. Butler served as Senior Vice President of the Trust Company of Kentucky, Ashland, Kentucky. From July 1989 to July 1993, he served as Vice President and Senior Trust Officer of United Southern Bank, Estis, Florida.

(4) James B. Baemel has served as Senior Vice President, Chief Commercial Lending Officer, of First National since February 2000. He served as Senior Vice President, Sales and Marketing, of First National from February 2000 to September 2000 and as Regional Vice President Officer of the Bank from August 1998 to February 2000, managing First National's Small Lending division. From August 1991 to August 1998, he served as Executive Vice President and Chief Operating Officer of The Money Store Investment Corp.

(5) Gary L. McGlaughlin has served as Senior Vice President and Senior Commercial Credit Officer of First National since May 1998. He served as Executive Vice President and Chief Lending Officer of County since 1993. Prior to February 1993, Mr. McGlaughlin served as Chief Lending Officer of County.

(6) Thomas J. Selock has served as Senior Vice President of First National, Executive Vice President Muskingum County Division since May 1998. He served as Executive Vice President of First National from November 1997 to May 1998. From September 1991, he served as Senior Vice President of Commercial Lending for Bank One Cambridge, N.A.

(7) Dennis K. Miller, Sr., CBA, CFSA, has served as Senior Vice President and Senior Operations Officer of First National since February 1999. From November 1997 to February 1999, he served as Director of Audit for BancFirst. Prior to November 1997, Mr. Miller was Senior Vice President and Chief Operations Officer of PremierBank and Trust in Elyria, Ohio.

(8) Susan M. Larson has served as Director of Human Resources of First National since March 1999 and was promoted from Vice President to Senior Vice President in April 2000. She served as Employment Specialist of First National from March 1998 to March 1999. Ms. Larson served as Staffing Leader at Colgate-Palmolive Company, Cambridge, Ohio, from 1996 to 1998 and as Training Leader from 1990 to 1996.

                             EXECUTIVE COMPENSATION

         The following table discloses compensation received by BancFirst's Chief Executive Officer and its four other most highly paid executive officers for the fiscal year ending December 31, 2000, as well as their compensation for the fiscal years ending December 31, 1999 and 1998.

SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM
                                            ANNUAL COMPENSATION                      COMPENSATION AWARDS
                                   ------------------------------------------        --------------------
                                                                                  RESTRICTED
NAME AND PRINCIPAL                                               OTHER ANNUAL       STOCK       SECURITIES       ALL OTHER
POSITION                                                         COMPENSATION       AWARDS      UNDERLYING      COMPENSATION
                            YEAR       SALARY ($)    BONUS ($)      ($)(1)          ($)(2)      OPTIONS (#)         ($)
------------------------------------------------------------------------------------------------------------------------------
Gary N. Fields              2000         174,000        42,630        --              42,630          16,240      18,676 (3)
Chief Executive Officer     1999         168,000        54,600        --              54,600           7,100      17,524
of BancFirst                1998         165,923         9,000        --               1,000          11,333      18,100

James H. Nicholson          2000         170,000        41,650        --              41,650          15,870      16,624 (3)
President of First          1999         162,750        52,894        --              52,894           6,900      15,760
National                    1998         160,000        10,500        --              10,500          10,000      15,796

Edward N. Cohn              2000         166,000        40,670        --              40,670          15,500       9,860 (3)
Executive Vice President    1999         160,000        52,000        --              52,000           6,800       9,486
of First National           1998         182,692             0        --                   0           9,000       9,612


Kim M. Taylor               2000         114,000        16,660        --              16,660           6,350       7,366 (3)
Chief Financial Officer     1999         110,000        21,125        --              21,125           2,800       7,054
of BancFirst                1998         114,231         5,500        --               5,500           3,218       9,177

Gary L. McGlaughlin         2000         119,000        14,210        --              14,210           6,260       9,963 (3)
Senior Vice President       1999         115,000        18,200        --              18,200           2,800       8,157
Of First National           1998         115,000         2,500        --               2,500           3,500       8,597



(1) The aggregate amount of perquisite compensation to be reported herein is less than the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer. No other annual compensation was paid or payable to the named executive officers in the years indicated.

(2) Represents the dollar value of stock awarded to the officer, at his election, pursuant to BancFirst's Bonus Shares Program whereby the named officer was permitted to forego a portion of his bonus and receive shares of BancFirst's stock. Pursuant to such plan, if the officer holds such shares for a period of 5 years from such issuance, BancFirst will issue additional stock to such officer in an amount equal to 50% of such original award.

(3) Represents dollar value of term life insurance premiums paid by BancFirst on behalf of Messrs. Fields ($2,376), Nicholson ($324), Cohn ($360), Taylor ($526), and McGlaughlin ($828) and BancFirst contributions to defined contribution plans on behalf of Messrs. Fields ($16,300), Nicholson ($16,300), Cohn ($9,500), Taylor ($6,840) and
         McGlaughlin ($9,135).

OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides information on option grants in 2000 to each of the named executive officers.

                                                                     INDIVIDUAL GRANTS
                           -------------------------------------------------------------------------------------------------------
                                Number of        % of Total
                               Securities      Options Granted
                           Underlying Options  to Employees in     Exercise Price   Expiration    Market Value     Grant Date
Name                           Granted(2)          2000(3)         ($/Share)(4)        Date       on Grant Date   Present Value(5)
-----------------         -------------------------------------------------------------------------------------------------------

Gary N. Fields                   16,240              7.90%        $15.00 - $18.00     12/21/20        $15.00          $67,558

James H. Nicholson               15,870              7.72%        $15.00 - $18.00     12/21/20        $15.00          $66,019

Edward N. Cohn                   15,500              7.54%        $15.00 - $18.00     12/21/20        $15.00          $64,480

Kim M. Taylor                     6,350              3.09%        $15.00 - $18.00     12/21/20        $15.00          $26,416

Gary L. McGlaughlin               6,260              3.04%        $15.00 - $18.00     12/21/20        $15.00          $26,042




(1) No stock appreciation rights were granted to executive officers in 2000.

(2) The options granted in 2000 are exercisable 25% after the first year from the grant date, 50% after the second year, 75% after the third year and 100% after the fourth year.

(3) BancFirst granted options to purchase an aggregate of 205,600 shares to employees in 2000.

(4) For each of the named executive officers, the exercise price for 25% of the options granted is $15.00, for 25% of the options granted is $16.00, for 25% of the options granted is $17.00 and for 25% of the options granted is $18.00.

(5) BancFirst used the Black-Scholes model of option valuation to determine the grant date present value. BancFirst does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option. Calculation of the valuation assumes an interest rate (risk-free rate of return) of 5.03%; annual dividend yield of 3.54%; and volatility of 32.18%.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

         The following table provides information on option exercises in 2000 by each of the named executive officers and the values of each of such officer's unexercised options at December 31, 2000.

                                                          NUMBER OF SECURITIES
                                                               UNDERLYING                 VALUE OF UNEXERCISED IN-THE-MONEY
                                                         UNEXERCISED OPTIONS AT                      OPTIONS AT
                                                            DECEMBER 31, 2000                   DECEMBER 31, 2000(1)
                                                         ----------------------           ---------------------------------
                              Number of
                               Shares
                              Acquired        Value
Name                         on Exercise     Realized    Exercisable   Unexercisable        Exercisable         Unexercisable
-----------------          --------------    --------    -----------   -------------        -----------         -------------

Gary N. Fields                    0              $0         14,429          29,986              - 0 -             $2,030

James H. Nicholson                0              $0         13,960          28,853              - 0 -             $1,984

Edward N. Cohn                    0              $0         10,448          26,893              - 0 -             $1,938

Kim M. Taylor                     0              $0          4,393          10,901              - 0 -              $794

Gary L. McGlaughlin               0              $0          3,659          10,665              - 0 -              $783

----------

(1) The value of unexercised options is based upon the difference between the exercise price and the average of the high and low market prices on December 29, 2000 of $15.50.

                      REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee of the Board of Directors has furnished the following report on executive compensation. This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that BancFirst Ohio Corp. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         The Compensation Committee of the Board of Directors is composed entirely of non-employee directors and no member has any direct or indirect material interest in or relationship with BancFirst except his stock ownership and position as a director. The Compensation Committee of the Board of Directors has not formalized a policy with respect to qualifying compensation paid to executive officers under Section 162(m) of the Internal Revenue Code, but intends to study BancFirst's compensation plans to develop a formal policy, if necessary.

COMPENSATION PHILOSOPHY

         The goals of the compensation program are to align compensation with business objectives and performance, and to enable BancFirst to attract, retain and reward executive officers whose contributions are critical to the long-term success of BancFirst. BancFirst is committed to maintaining a competitive pay program that helps attract and retain experienced, highly effective personnel. Historically, to ensure that pay is competitive, BancFirst has compared its pay practices with those of other comparable mid-western high-performing financial service organizations and sets its pay parameters based on this review. The banks surveyed do not include the NASDAQ bank industry index set forth in the corporate performance graph, but were selected by the Compensation Committee as a peer group solely for the purposes of determining compensation levels.

         Generally, executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as earnings, return on assets, return on equity and strategic initiatives. None of the factors included in BancFirst's strategic and business goals is assigned a specific weight. Instead, the Compensation Committee recognizes that these factors may change in order to adapt to specific business challenges and to changing economic and marketplace conditions. Individual performance is evaluated by reviewing organizational and management development progress and the degree to which teamwork and Company values are fostered.

COMPENSATION VEHICLES

         BancFirst's total compensation program historically consisted solely of cash compensation. In 1997, the Board of Directors adopted an equity-based compensation system, which was approved by the shareholders in 1998. BancFirst believes that having such a compensation program allows BancFirst to attract and retain key employees and permits it to provide useful products and services to its customers, enhance shareholder value, encourage innovation, foster teamwork and adequately reward employees.

         SALARY. The Named Officers of BancFirst, other than Mr. Fields, receive no compensation from BancFirst, but are paid by First National for services rendered in their capacities as executive officers of First National. Generally, the Compensation Committee reviews and recommends to the Board of Directors the compensation of the chief executive officer, consisting of base salary, bonus and any equity-based compensation. The chief executive officer of First National establishes the salary and bonus levels of the other executive officers within that organization. The executive compensation levels were based on a subjective performance review of each officer and the performance of his or her area of responsibility. The compensation components for executive officers, other than the chief executive officer, do not relate directly to specific Company performance or any targeted performance factors. These recommendations were made to the respective boards and ratified by board action.

         BONUS. The Named Officers of BancFirst, other than Mr. Fields, are paid by First National for services rendered in their capacities as executive officers of the respective subsidiary. The bonus levels for the named officers, other than Mr. Fields, were determined by the Board of Directors, based on a subjective performance review of such officer and the performance of his or her area of responsibility.

         For 2000, the Compensation Committee set forth criteria for the 2000 bonus plan for Mr. Fields. To be eligible to receive bonus payments under the plan, BancFirst was required to meet certain enumerated specifications. Under such plan, Mr. Fields would receive a bonus for achievement by BancFirst of certain targeted performance levels related to earnings, return on assets and return on equity. For achievement of budgeted after-tax net income per share, Mr. Fields would be paid 25% of his base salary. For achievement of less than 100% of the budget but at least 95% of the budget, Mr. Fields would be paid 15% of his base salary. For achievement of less than 95% of budget but at least 90% of budget, Mr. Fields would be paid 10% of his base salary. For achievement of budget plus each $0.05 per share increment, Mr. Fields would be paid an additional 5% of his base salary.

         For achievement of budgeted return on average assets, Mr. Fields would be paid 4.0% of his base salary. For achievement of less than 100% of budget, but at least 95%, Mr. Fields would be paid 3% of his base salary. For achievement of less than 95% of budget, but at least 90% of budget, Mr. Fields would be paid 1% of his base salary. For achievement of budget plus an additional .20%, Mr. Fields would be paid 5% of his base salary.

         Finally, for achievement of budgeted return on equity, Mr. Fields would be paid 21% of his base salary. For achievement of less than 100% of budget, but at least 95% of budget, Mr. Fields would be paid 10% of his base salary. For achievement of less than 95% of budget, but at least 90% of budget, Mr. Fields would be paid 5% of his base salary. For achievement of budget plus .50%, Mr. Fields would be paid 25% of his base salary for achievement of budget, plus 1.00%. Mr. Fields would be paid 30% of his base salary.

         The plan also provides for a reduction in any earned bonus if certain enumerated adverse events occurred during 2000.

         BONUS SHARES PROGRAM. The Compensation Committee believes that as employees own more shares of BancFirst, they will incorporate the views of the shareholder into their daily work activities. Thus, all employees who are eligible to receive an annual bonus in excess of $1,000 will be required to receive a minimum of 10% of that annual bonus in stock. The employee may then elect to receive up to an additional 40% of the annual bonus in stock. If the employee holds these shares for five years, BancFirst will issue 1/2 share for each share held for this period. The Compensation Committee believes that the matching shares provided to the employee after the holding period provide a reward for holding the stock and growing its value.

         STOCK INCENTIVE AWARDS. The purpose of this program is to provide additional incentives to employees to work to maximize shareholder value. BancFirst also recognizes that a stock incentive program is a necessary element of a competitive compensation package for its employees. The program utilizes vesting periods to encourage its employees to continue in the employ of BancFirst and thereby acts as a retention device. BancFirst believes that the program encourages employees to maintain a long-term perspective.

         The stock incentive plan provides a 7% escalation in the exercise price over the first four years after the award and during the vesting period. The value to the executive officer is created over the holding period when the stock price escalates in value, compared with the exercise price to which he or she is entitled. In determining the size of an option award for an executive officer, the Compensation Committee's primary considerations are the "grant value" of the award and the performance of the officer measured against the salary performance criteria described above in determining salary. To determine the grant value guidelines for option awards, BancFirst surveys the same group of companies that are surveyed for salary purposes. BancFirst compares an option's market value, determined by assuming an annual increase in the market value of the underlying shares of Common Stock during the term of the option, to the cash component of compensation for a given executive position.

         Based upon a survey of the cash and equity components of compensation for comparable positions in the market, BancFirst has determined that its compensation goals for 2000 were to provide approximately 50% of the targeted compensation in the form of salary, approximately 25% of the compensation in the form of bonus, and approximately 25% of the compensation in the form of stock options. BancFirst will determine the percentage make-up of the total targeted compensation package annually.

         EXECUTIVE RETENTION PLAN. To promote stability among certain key executive officers, the Board of Directors of BancFirst adopted the BancFirst Ohio Corp. Executive Retention Plan ("Plan") to provide additional compensation to eligible management and highly compensated employees whose employment is terminated following a Change of Control. Under the Plan, agreements have been entered into with Gary N. Fields, James H. Nicholson, Edward N. Cohn, Kim M. Taylor, Gary L. McGlaughlin, Thomas J. Selock and James B. Baemel which provide that if there is a Change of Control of BancFirst and such individual's employment is terminated, other than for cause, within 24 months following such Change of Control, such individual shall be entitled to an amount payable in one lump sum. This amount will be equal to the lesser of (a) 200 percent of such individual's annual base salary, or (b) the maximum amount that may be distributed without incurring an excise tax under Internal Revenue Code Section 280G and 4999.

CHIEF EXECUTIVE OFFICER COMPENSATION

         Mr. Fields has been President and Chief Executive Officer of BancFirst since April 1996. The Compensation Committee employed the factors and policies described above in determining Mr. Fields' fiscal 2000 total compensation. The Compensation Committee reviewed the bonus guidelines as set forth for Mr. Fields' 2000 bonus plan described above and reviewed the 2000 financial performance of BancFirst. Mr. Fields received an $85,260 bonus, 50% of which was received in the form of restricted stock, based on BancFirst achieving certain targeted performance levels related to earnings, return on assets and return on equity.

         In determining Mr. Fields' stock incentive awards, BancFirst followed the same policy described above for other executive officers. Stock options are granted to encourage and facilitate stock ownership by the executive officers and to strengthen both their personal commitment to BancFirst and a longer term perspective on their managerial responsibilities.

         In December 2000, the Compensation Committee granted Mr. Fields options to purchase 16,240 shares. The options vest over a period of four years. A total of 25% of the options are exercisable at $15.00 per share (equal to the fair market value of BancFirst's common stock on the date of grant), 25% of the options are exercisable at a price of $16.00 per share, 25% of the options are exercisable at a price of $17.00 per share and 25% of the options are exercisable at a price of $18.00 per share. In granting the options to Mr. Fields, the Compensation Committee reviewed the grant value guidelines described above, evaluated his performance against performance criteria described above and considered competitive data showing total direct compensation for Mr. Fields and comparable chief executive officers of other mid-western high-performing financial service organizations.

         During 2000, no recommendation of the Compensation Committee regarding the Chief Executive Officer's compensation or any determination regarding executive compensation was in any material way modified or rejected by the Board of Directors.

                                    Milman H. Linn, III
                                    James L. Nichols
                                    Karl C. Saunders
                                    John W. Straker, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 2000, Messrs. Linn, Nichols, Saunders, and Straker served as members of the Compensation Committee of BancFirst's Board of Directors. The Compensation Committee determined the compensation level of the Chief Executive Officer. Mr. Fields, Chief Executive Officer of BancFirst, determined the compensation levels of each of the other executive officers of BancFirst.

                         REPORT OF THE AUDIT COMMITTEE

         In connection with the preparation and filing of our Annual Report on Form 10-K for the year ended December 31, 2000, the Audit Committee:

         - reviewed and discussed the audited financial statements with BancFirst's management,

         - discussed with PricewaterhouseCoopers, L.L.P., our independent auditors, the matters required to be discussed by Statement of Auditing Standards 61 (as modified or supplemented), and

         - received the written disclosures and the letter from PricewaterhouseCoopers, L.L.P. required by Independence Standards Board Standard No. 1 (as modified or supplemented) and discussed the independence of PricewaterhouseCoopers, L.L.P. with PricewaterhouseCoopers, L.L.P.

         Based on the review and discussions referred to above, among other things, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the BancFirst Ohio Corp. Annual Report on Form 10-k for the year ended December 31, 2000.

                                                AUDIT COMMITTEE
                                                  Karl C. Saunders, Chair
                                                  Philip E. Burke
                                                  James L. Nichols
                                                  John W. Straker, Jr.

                             STOCK PERFORMANCE GRAPH

         The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent BancFirst Ohio Corp. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         The graph below compares the yearly percentage change in the cumulative shareholder return on BancFirst's Common Stock with the cumulative return of the Total Return Index for the NASDAQ Stocks and the NASDAQ Bank Industry Index (SIC Codes 602 and 671) for the period of five fiscal years. The graph assumes reinvestment of all dividends paid on BancFirst's Common Stock. The shareholder return shown on the graph below is not necessarily indicative of future performance.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
          BANCFIRST OHIO CORP., TOTAL NASDAQ STOCKS, NASDAQ BANK STOCKS

           Assumes that the value of the investment in BancFirst Ohio
          Corp. Stock and each index was $100 at December 31, 1995 and that all dividends were reinvested.


                                             PLOT POINTS

                                      1995       1996         1997         1998         1999         2000
                                      ----       ----         ----         ----         ----         ----
BancFirst                              100       104.89       165.88       211.64       164.13      119.21
Nasdaq Stocks                          100       122.71       149.25       208.40       386.77      234.81
Nasdaq Bank Stocks                     100       126.16       206.37       182.08       167.55      192.13

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Several directors of BancFirst are affiliated with entities engaged in various levels of business activity with First National. These and other transactions of First National with officers, directors, employees, principal shareholders or affiliates have been or will be (i) made in the ordinary course of business; (ii) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons; and (iii) such that they did not or do not involve more than the normal risk of collectibility or present other unfavorable features.

                 ADDITIONAL QUESTIONS AND INFORMATION REGARDING
                  THE ANNUAL MEETING AND SHAREHOLDER PROPOSALS

Q:   WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE MEETING?

A: Other than the two proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, Edward N. Cohn and James
    H. Nicholson, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q:  WHAT CLASS OF SHARES ARE ENTITLED TO BE VOTED?

A: Each share of our common stock outstanding as of the close of business on March 1, 2001, the record date, is entitled to one vote at the annual meeting. On the record date, we had approximately 9,534,261 shares of common stock issued and 8,795,452 shares outstanding.

Q:  WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?

A: Under Ohio law and our charter documents, a quorum is established by the presence of any shares at the meeting. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:  WHO WILL COUNT THE VOTE?

A: A representative of Mellon, BancFirst's transfer agent, will tabulate the votes and act as the inspector of election.

Q:  IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within BancFirst or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board. Occasionally, shareholders provide written comments on their proxy card which are then forwarded to BancFirst management.

Q:  WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

A: BancFirst will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF SHAREHOLDERS OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

A: You may submit proposals for consideration at future shareholder meetings, including director nominations.

    SHAREHOLDER PROPOSALS: In order for a shareholder proposal to be considered for inclusion in BancFirst's proxy statement for next year's annual meeting, the written proposal must be received by BancFirst no later than December 19, 2001. Such proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company sponsored proxy materials. Similarly, in order for a shareholder proposal to be raised from the floor during next year's annual meeting, written notice must be received by BancFirst no later than February 19, 2002.

    NOMINATION OF DIRECTOR CANDIDATES: You may propose director candidates for consideration by our Board. In addition, our Code of Regulations permit shareholders to nominate directors at a shareholder meeting. In order to make a director nomination at a shareholder meeting it is necessary that you notify BancFirst not fewer than 15 days (and not more than 50 days) in advance of the annual meeting of shareholders. In addition, the notice must meet all other requirements contained in our Code of Regulations.

    COPY OF CODE OF REGULATIONS PROVISIONS: You may contact the BancFirst Corporate Secretary at our Company headquarters for a copy of the relevant Code of Regulations provisions regarding the requirements for making shareholder proposals and nominating director candidates.

                                         By Order of the Board of Directors




                                         William F. Randles
                                         Chairman of the Board

                                         March 15, 2001

                                   APPENDIX A

                           BANCFIRST OHIO CORPORATION

                             AUDIT COMMITTEE CHARTER

I. PURPOSE: One committee of the board of directors will be known as the audit committee. The primary function of the audit committee is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal control management and the board of directors have established and all audit processes. The audit committee's primary duties and responsibilities are to:

|_| Provide an open avenue of communication among management, the internal auditors, the independent accountant and the board of directors.

|_| Serve as an independent and objective party to monitor the corporation's financial reporting process and internal control system.

|_| Review and appraise the audit efforts of the corporation's independent accountants and internal auditing department.

The audit committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

II. COMPOSITION: The audit committee shall be comprised of three or more directors as determined by the board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the board, would interfere with the exercise of his or her independent judgment as a member of the committee. An independent director may not be associated with a major vendor to, or customer of, the company. All members of the committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the committee shall have accounting or related financial management expertise.

III. MEETINGS: The committee will meet at least four times each year, more frequently if circumstances make that preferable. The audit committee chairman has the power to call a committee meeting whenever he or she thinks there is a need. The committee may ask members of management or others to attend the meeting and is authorized to receive any and all pertinent information from management as determined by the committee. The committee will meet with the director of internal audit, the independent accountant and management in separate executive sessions to discuss any matters the committee or these groups believe should be discussed privately with the audit committee.

IV. RESPONSIBILITIES AND DUTIES: To fulfill its responsibilities and duties the audit committee shall:

GENERAL

|_| The audit committee will report committee actions to the board of directors with such recommendations as the committee may deem appropriate.

|_| The audit committee has the power to conduct or authorize investigations into matters within the committee's scope of responsibilities. The committee is authorized to retain independent counsel, accountants or others it needs to assist in an investigation.

|_| The committee will do whatever else the law, the company's charter or bylaws or the board of directors may require or direct.

RESPONSIBILITIES FOR ENGAGING INDEPENDENT ACCOUNTANTS AND APPOINTING THE INTERNAL AUDITOR

|_| The audit committee will recommend to the board of directors the independent accountants to be nominated, approve the compensation of the independent accountant, and review and recommend to the board of directors the discharge of the independent accountants.

|_| The audit committee will review and concur, by majority vote, in the appointment, replacement, reassignment, or dismissal of the director of internal auditing.

|_| The audit committee will confirm and assure the independence of the independent accountant, including a review of management consulting services provided by the independent accountant and the fees paid for them.

|_| The audit committee will confirm and assure that a direct reporting relationship is maintained between the internal auditor and the audit committee.

|_| The audit committee will consider, in consultation with the independent accountant and the director of internal auditing, the audit scope and procedural plans made by the internal auditors and the independent accountant.

|_| The audit committee will make sure that the director of internal auditing and the independent accountant coordinate the internal and external audits.

RESPONSIBILITIES FOR REVIEWING INTERNAL AUDITS, THE ANNUAL EXTERNAL AUDIT AND THE REVIEW OF QUARTERLY AND ANNUAL FINANCIAL STATEMENTS

|_| The audit committee will ascertain that the independent accountant views the board of directors as its client, that it will be available to the full board of directors at least annually and that it will provide the committee with a timely analysis of significant financial reporting issues.

|_| The audit committee will discuss with management, the director of internal audit and the independent accountant significant risks and exposures and will assess management's steps to minimize them.

|_| The audit committee will review the following with the independent accountant and the director of internal audit:

     a.) The adequacy of the company's internal controls, including computerized information system controls and security.

     b.) Any significant findings and recommendations made by the independent accountant or internal audit, together with management's responses to them.

|_| Shortly after the annual examination is completed, the audit committee will review the following with management and the independent accountant:

     a.) The company's annual financial statements and related footnotes. b.) The independent accountant's audit of and report on the financial statements.
     c.) The auditor's qualitative judgements about the appropriateness, not just the acceptability, of accounting principles and financial disclosures.
     d.) Any serious difficulties or disputes with management encountered during the course of the audit.
     e.) Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

|_| The audit committee will consider and review with management and the director of internal auditing:

     a.) Any significant findings during the year and management's responses to them.

         b.) Any difficulties the internal auditor encountered while conducting audits, including any restriction on the scope of their work or access to required information.

         c.) Any changes to the planned scope of management's internal audit plan that the committee thinks advisable.

         d.)      The internal audit department's budget and staffing.

         e.)      The internal audit department's charter.

         f.) Internal auditing's compliance with The IIA's Standards for the Professional Practice of Internal Auditing (Standards).

|_| The audit committee will review the annual filing with the SEC and other published documents containing the company's financial statements and will consider whether the information in the filing is consistent with the information in the financial statements.

PERIODIC RESPONSIBILITIES

|_|  Review and update the committee's charter annually.

|_| Review policies and procedures covering officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of those areas by the internal auditor or the independent accountant.

|_| Review, with the director of internal audit and the independent accountant, the results of their examination of compliance with the company's code of conduct.

|_| Review legal and regulatory matters that may have a material effect on the organization's financial statements, compliance policies and programs and reports from regulators.

The shares represented by this Proxy will be voted as       Please mark
directed. If no direction is indicated, the shares will    your votes as [X]
be voted "FOR" the nominees listed above and "FOR"          indicated in
proposal 2 and in the discretion of the Proxies for         this example
any other matter that may properly come before the Meeting.

1. ELECTION OF DIRECTORS:

        FOR all nominees             WITHHOLD
          listed below               AUTHORITY
       (except as marked      to vote for all nominees
         to the contrary)          listed below

              [ ]                       [ ]

               Class II Directors: Philip E. Burke, Gary N. Fields,
                                   James L. Nichols

INSTRUCTION: To withhold authority for any individual nominee, strike a line through such individual's name above.


2. To ratify the appointment of PricewaterhouseCoopers, L.L.P. as independent auditors for the fiscal year ending December 31, 2001.

                             FOR    AGAINST  ABSTAIN
                              [ ]     [ ]      [ ]

3. To transact such other business as may properly come before the meeting.

4. I plan to attend the Annual Meeting in person. [ ]

If the share are issued in the name of two or more persons, each person should sign the Proxy. If the shares are issued in the name of a corporation or partnership, please sign in corporate name, by president or other authorized officer, or in the partnership name, by an authorized person. Please sign exactly as your name appears and return this Proxy promptly in the accompanying postage-paid envelope. When signing as Attorney, Executor, Administrator, Trustee, Guardian or in other representative capacity, please give full title as such.

Signature                      Title
         ---------------------      -------------

-------------------------------------------------
           Signature if held jointly

Date
    ---------------------------------------------

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                     PROXY

                              BANCFIRST OHIO CORP.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 19, 2001

The undersigned hereby appoints Edward N. Cohn and James H. Nicholson, and each of them, with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders of BancFirst Ohio Corp. (the "Company") and any adjournments or postponements thereof (the "Meeting") and to vote all common shares the undersigned would be entitled to vote at the Meeting as indicated upon all matters referred to herein and in their discretion upon any other matters which may properly come before the Meeting.

             (Continued and to be dated and signed on reverse side)

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -